The Simms Funds
                               Global Equity Fund

     Supplement dated February 23, 2001 to Prospectus dated October 27, 2000

This Supplement contains important information and should be read in conjunction with the Global Equity Fund's Prospectus.

The Board of Trustees of The Simms Funds has approved a Plan of Liquidation with respect to the Global Equity Fund. The Plan of Liquidation provides that the Global Equity Fund will liquidate its assets on or about March 30, 2001. Upon the liquidation, all shares of the Global Equity Fund will be redeemed and the Global Equity Fund will distribute its assets pro rata to all remaining shareholders.

Effective as of the date of this Supplement, the Global Equity Fund will not accept orders to purchase additional shares.

Shareholders may, at no charge, exchange their shares into the same class of shares of the Simms U.S. Equity Fund or the Simms International Equity Fund. (A mix of 50% of each would approximate the strategy of the Global Equity Fund.) Please consult with your financial adviser to determine what investment mix would be appropriate for you. Your financial adviser will discuss with you the merits of this exchange.

Keep in mind that the liquidation of the Global Equity Fund (or an exchange of your shares for shares of another Fund) is a taxable event; please consult your tax adviser.

Please insert this Supplement in the front of your Prospectus. If you would like to obtain additional information, please call The Simms Funds toll-free at 1-877-438-7467.